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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) August 20, 2002

                          The Boston Beer Company, Inc.
             (Exact name of registrant as specified in its chapter)

                   Massachusetts                              01-14092                       04-3284048
                    -------------                              --------                       ----------
            (State or other jurisdiction                     (Commission                     (IRS Employer
                  of incorporation                           File Number)                 Identification No.)

     75 Arlington Street, Boston, MA                   02116
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (617) 368-5000

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

                              GENERAL INSTRUCTIONS
                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.
None.
Item 2. Acquisition or Disposition of Assets.
Not applicable.
Item 3. Bankruptcy or Receivership.
Not applicable.
Item 4. Changes in Registrant's Certifying Accountant.
Not applicable.
Item 5. Other Events and Regulation FD Disclosure.

The Board of Directors of the Company has increased by $5,000,000 to $50,000,000 the aggregate expenditure limitation on the Company's Class A Common Stock repurchase program. As of the date of this report, the Company has repurchased a total of 5,011,947 shares under this program at an aggregate cost of $44,948,993.

Item 6. Resignations of Registrant's Directors.
Not applicable.
Item 7. Financial Statements and Exhibits.
Not applicable.
 Item 8. Change in Fiscal Year.
Not applicable.
Item 9. Regulation FD Disclosure.
Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  The Boston Beer Company, Inc.
                                         (Registrant)

                                  /s/ RICHARD P. LINDSAY

Date:  August 20, 2002               (Signature)*
                                Richard P. Lindsay, Chief Financial Officer

*Print name and title of the signing officer under his signature.